UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08611

    Legg Mason Charles Street Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD	21202
Address of Principal Executive Offices:

Robert I Frenkel, Esq..

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

Name and address of agent for service:

Registrant’s telephone number, including area code:

Funds Investor Services at 1-800-822-5544

or

Institutional Shareholder Services at 1-888-425-6432.

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1.	Report to Shareholders

Batterymarch U.S. Small

Capitalization Equity Portfolio

Investment Commentary and

Semi-Annual Report to Shareholders

June 30, 2009

Contents

Fund name change

During the fourth quarter of 2009, it is expected that the Fund’s name will change to Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio. There will be no change in the Fund’s investment objective or investment policies as a result of the name change.

Investment Commentary

Batterymarch U.S. Small Capitalization Equity Portfolio

Total returns for the Fund for various periods ended June 30, 2009 are presented below, along with those of comparative indices:

		Average Annual Total Returns
	Six Months	One Year	Five Years	Since Inception
Without Sales Charges
Class A	N/A	N/A	N/A	+9.95%
Class C	N/A	N/A	N/A	+9.58%
Financial Intermediary Class	+2.23%	-29.30%	-4.49%	+1.72%
Institutional Class	+2.23%	-29.11%	-4.09%	-0.23%
Russell 2000 IndexA	+2.64%	-25.01%	-1.71%	-0.29%
Lipper Small-Cap Core Funds Category AverageB	+6.29%	-25.42%	-1.62%	+2.91%

With Sales Charges
Class A	N/A	N/A	N/A	+3.58%
Class C	N/A	N/A	N/A	+8.58%
Financial Intermediary Class	+2.23%	-29.30%	-4.49%	+1.72%
Institutional Class	+2.23%	-29.11%	-4.09%	-0.23%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Shares redeemed within sixty days of purchase will be subject to a 2% redemption fee. Performance does not reflect the redemption fee, which would reduce the performance shown. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Please note that Class A and Class C have been in existence for less than one year. Results for longer periods may differ, in some cases, substantially.

For performance data including the effects of sales charges, Class A shares reflect the deduction of a maximum initial sales charge of 5.75%, and Class C shares reflect the deduction of a contingent deferred sales charge of 1.00%, which applies if shares are redeemed within one year of purchase.

The inception dates of the A, C, Financial Intermediary and Institutional Classes are February 5, 2009, February 5, 2009, January 9, 2003 and March 13, 2000, respectively. The Index inception return is for the period beginning March 13, 2000. The Lipper inception return is for the period beginning March 31, 2000. All Index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The gross expense ratios for the A, C, Financial Intermediary and Institutional Classes were 1.23%, 1.88%, 1.34% and 0.84%, respectively, as indicated in the Fund’s most current prospectus dated May 1, 2009. These expenses include management fees, 12b-1 distribution and service fees and other expenses. As a result of contractual expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.20% for Financial Intermediary Class shares and 0.95% for Institutional Class shares until April 30, 2010.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Performance

For the six months ended June 30, 2009, Financial Intermediary Class shares of Batterymarch U.S. Small Capitalization Equity Portfolio returned 2.23%. The Fund’s unmanaged benchmark, the Russell 2000 Index (the “Index”), returned 2.64% for the same period. The Lipper Small-Cap Core Funds Category Average returned 6.29% over the same time frame.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

The Fund underperformed the Index during the period. Ordinarily, we expect that stocks with the strongest fundamentals will be rewarded, and, indeed, our preference for high-quality stocks benefited the portfolio in the first quarter. Since the start of the rally began in March, however, lower-quality names with high debt levels and poor prior performance rebounded sharply, outperforming more fundamentally sound stocks by huge margins. The extent of this disconnect, coupled with dramatic shifts in market sentiment, had a significant impact on our multidimensional stock model, which struggled particularly at the height of the rally in April.

Overall, stock selection detracted from relative performance despite strong selection in the Financials, Industrials and Telecommunication Services sectors. Stock selection in the Health Care, Utilities and Consumer Staples sectors were the primary detractors. Sector allocation contributed to relative performance during the period, especially an underweight to Financials and an overweight to the Consumer Discretionary sector.

Market Environment

U.S. equity market performance continued to reflect uncertainty regarding the world economy in the first quarter of 2009. Investor questions about the condition of the U.S. financial system and the impact of government intervention led to broad declines early in the quarter. Protectionist rhetoric added to investor concerns and helped to keep market volatility at elevated levels.

A rebound was sparked in early March with Financials stocks leading the pack. Across all twenty sectors within which we view the market, returns rotated from sharply negative to positive between February and March. From the beginning of the rally on March 10th through the equity market peak on June 12th, the S&P 500 IndexC gained 40.8% – marking its third largest bounce over the last 100 years. The reversal that characterized the start of the rally continued through much of the second quarter; those stocks that suffered most during the 2008 market decline were most rewarded in the rally. The narrow breadth of the rally impacted the efficacy of our stock selection model since only one aspect was predictive.

Investors were buoyed in April and May by marginally better announcements covering corporate earnings, employment, housing and manufacturing statistics. However, by mid-June optimism began to wane and the markets started to trade sideways as conflicting data about the health of the economy continued to surface.

Technical indicators were largely supportive of the market advances. However, fundamental uncertainty regarding the health of the dollar and the U.S. economy overall, plus the potential for sweeping changes in public policy cast a pall over market opinion. This contrast in investor sentiment coupled with an all-time high in analyst estimate dispersion kept equity performance largely flat for the last few weeks of the reporting period.

Current Outlook/Strategy

While there are some signs that the recession is abating, the economic news is not uniformly positive. Equity investors continue to have strong disagreements over the future direction of the market, and we believe this uncertainty is likely to persist as the economy struggles to regain its footing. While market volatility has come down from its peaks, it is still above historic norms. Regardless of market direction, investors need to be able to evaluate stocks based on fundamentals, and we continue to believe that the market will reward fundamentally sound stocks over the longer term. While we have brought our positions closer to the Index during the rally to help manage risk exposures, the portfolio continues to be invested in what we believe to be, high-quality stocks that rank attractively relative to their peers, and we believe the characteristics of the portfolio continue to compare favorably to the Index.

Our Process

Our stock selection model allows us to look at stocks from a fundamental perspective with the speed and efficiency of quantitative investors, evaluating 3,000 liquid stocks daily across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. We rank stocks across multiple peer groups and buy only those stocks ranked “buy” and sell only those ranked “sell.” We also rank the relative attractiveness of twenty Batterymarch-defined sectors, which allows us to overweight the four top-ranked sectors and underweight the four bottom-ranked. We optimize daily, using a multifactor risk model; sector and market cap exposures are strictly controlled. Our proprietary trading strategy is designed to minimize transaction costs.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

As of June 30, 2009, the quality of the portfolio was evidenced by its attractive characteristics compared with the Index, such as higher return on equity and return on assets. The portfolio was attractively valued as well, with a lower twelve-month forward price-to-earnings (“P/E”) ratio D, 10.5x compared with 13.5x.

We maintained a balance between size and sector for the portfolio through the combination of sector scoring and portfolio construction rules. As a result, the portfolio was well diversified across sectors. As of June 30, 2009, the portfolio was most overweighted relative to the Index in the Consumer Discretionary, Energy and Health Care sectors and most underweighted in the Financials, Information Technology and Industrials sectors.

Batterymarch Financial Management, Inc.

July 15, 2009

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of June 30, 2009 were: Consumer Discretionary (17.3%), Health Care (17.3%), Information Technology (16.0%), Financials (15.8%) and Industrials (13.3%). The Fund’s portfolio composition is subject to change at any time.

Investment Risks: Investments in small-cap companies may involve greater risks and volatility than investments in larger, more established companies. Small-cap companies may have limited product lines, markets or financial resources. The Fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. All investments are subject to risk including the loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for more information on these and other risks.

The views expressed in this commentary reflect those solely of the portfolio managers as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio managers, Batterymarch U.S. Small Capitalization Equity Portfolio and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Batterymarch U.S. Small-Capitalization Equity Portfolio are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund or any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio managers, Batterymarch U.S. Small-Capitalization Equity Portfolio or Legg Mason Investor Services, LLC as to its accuracy or completeness. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Please note that an investor cannot invest directly in an index.

A

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

B

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Small-Cap Core Funds Category Average is comprised of the Fund’s peer group of mutual funds.

C	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
D	The price-to-earnings ("P/E") ratio is a stock's price divided by its earnings per share.

N/A—Not applicable

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Batterymarch

U.S. Small Capitalization

Equity Portfolio

Semi-Annual Report to Shareholders

June 30, 2009

Semi-Annual Report to Shareholders

To Our Shareholders,

We are pleased to provide you with Batterymarch U.S. Small Capitalization Equity Portfolio’s semi-annual report for the six months ended June 30, 2009.

Total returns for periods ended June 30, 2009 were:

	Total Returns
	6 Months	12 Months
Batterymarch U.S. Small Capitalization Equity Portfolio:
Financial Intermediary Class	+2.23%	-29.30%
Institutional Class	+2.23%	-29.11%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Shares redeemed within sixty days of purchase will be subject to a 2% redemption fee. Performance does not reflect the redemption fee, which would reduce the performance shown. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance of Class A and Class C shares is not shown because these share classes commenced operations on February 5, 2009.

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

Many Class A and Class C shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Semi-Annual Report to Shareholders

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,
Mark R. Fetting Chairman	David R. Odenath President

July 31, 2009

Semi-Annual Report to Shareholders

Expense Example

Batterymarch U.S. Small Capitalization Equity Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

For Financial Intermediary Class and Institutional Class shares, the actual and hypothetical examples and the hypothetical examples for Class A and C shares, are based on an investment of $1,000 invested on January 1, 2009 and held through June 30, 2009; For Class A and C shares, the actual examples are based on an investment of $1,000 invested on February 5, 2009 (commencement of operations) and held through June 30, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the following table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on January 1, 2009 and held through June 30, 2009 for each class, even though Class A and C shares did not begin operations until February 5, 2009. The ending values assume dividends were reinvested at the time they were paid.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore the second line for each class of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (See footnote below)		Ending Account Value 6/30/09	Expenses Paid During the Period (See footnote below)
Class A:
Actual	$1,000.00	A	$1,099.50	$5.55	B
Hypothetical (5% return before expenses)	1,000.00	D	1,018.20	6.66	C

Class C:
Actual	$1,000.00	A	$1,095.80	$9.82	B
Hypothetical (5% return before expenses)	1,000.00	D	1,013.09	11.78	C

Financial Intermediary Class:
Actual	$1,000.00	D	$1,022.30	$6.02	C
Hypothetical (5% return before expenses)	1,000.00	D	1,018.84	6.01	C

Institutional Class:
Actual	$1,000.00	D	$1,022.30	$4.61	C
Hypothetical (5% return before expenses)	1,000.00	D	1,020.23	4.61	C

A	Beginning account value is as of February 5, 2009 (commencement of operations).
B

This calculation is based on expenses incurred from February 5, 2009 (commencement of operations) to June 30, 2009. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 1.33% and 2.36% for Class A and Class C shares, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal period (145), and divided by 365.

C

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.33%, 2.36%, 0.92% and 1.20% for Class A, Class C, Institutional and Financial Intermediary Class shares, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (181), and divided by 365.

D	Beginning account value is as of January 1, 2009.

Semi-Annual Report to Shareholders

Performance Information

Average Annual Total ReturnsA
	Without Sales ChargesB
	Class A		Class C		Financial Intermediary Class		Institutional Class
Six Months Ended 6/30/09	N/A		N/A		2.23	%†	2.23	%†
Twelve Months Ended 6/30/09	N/A		N/A		-29.30		-29.11
Five Years Ended 6/30/09	N/A		N/A		-4.49		-4.09
Inception* through 6/30/09	9.95	%†	9.58	%†	1.72		-0.23

	With Sales ChargesC
	Class A		Class C		Financial Intermediary Class		Institutional Class
Six Months Ended 6/30/09	N/A		N/A		2.23	%†	2.23	%†
Twelve Months Ended 6/30/09	N/A		N/A		-29.30		-29.11
Five Years Ended 6/30/09	N/A		N/A		-4.49		-4.09
Inception* through 6/30/09	3.58	%†	8.58	%†	1.72		-0.23

Cumulative Total ReturnsA
Without Sales ChargesB
Class A (Inception date of 2/5/09 through 6/30/09)	9.95%
Class C (Inception date of 2/5/09 through 6/30/09)	9.58
Financial Intermediary Class (Inception date of 1/9/03 through 6/30/09)	11.63
Institutional Class (Inception date of 3/13/00 through 6/30/09)	-2.10

†	Not Annualized.
A

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

B

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

C

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for the A, C, Financial Intermediary and Institutional Classes shares are February 5, 2009, February 5, 2009, January 9, 2003 and March 13, 2000, respectively.

Semi-Annual Report to Shareholders

Batterymarch U.S. Small Capitalization Equity Portfolio

The graphs which follow compare the Fund’s total returns to the Russell 2000 Index. The graphs illustrate the cumulative total return of an initial $1 million investment in Institutional Class and Financial Intermediary Class shares for the periods indicated. The lines for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the index do not include any transaction costs associated with buying and selling portfolio securities in the Index or other administrative expenses. Both the Fund’s results and the index’s results assume the reinvestment of all dividends and distributions at the time they were paid. Due to the limited operating history of Class A and C performance graphs for these classes are not presented.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Semi-Annual Report to Shareholders

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report to Shareholders

Selected Portfolio PerformanceD

Strongest performers for the six-month period ended June 30, 2009		Weakest performers for the six-month period ended June 30, 2009
1. Powerwave Technologies Inc.	+222.0%	1. Energy Partners Ltd.	-71.9%
2. Dollar Thrifty Automotive Group Inc.	+181.8%	2. Technitrol Inc Com.	-66.3%
3. National Financial Partners Corp.	+140.8%	3. ViroPharma Inc.	-65.0%
4. SYNNEX Corp.	+120.6%	4. National Penn Bancshares Inc.	-54.0%
5. Aeropostale Inc.	+112.9%	5. McMoRan Exploration Co.	-52.8%
6. 3Com Corp.	+107.5%	6. First Merchants Corp.	-52.0%
7. Venoco Inc.	+99.2%	7. Basic Energy Services Inc.	-50.0%
8. Ashford Hospitality Trust	+99.2%	8. Clayton Williams Energy Inc.	-49.1%
9. Sirona Dental Systems Inc.	+90.4%	9. CVB Financial Corp.	-48.4%
10. Multi-Fineline Electronix Inc.	+83.1%	10. Inland Real Estate Corp.	-46.5%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.
D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they are paid.

Semi-Annual Report to Shareholders

Portfolio of Investments

June 30, 2009 (Unaudited)

Batterymarch U.S. Small Capitalization Equity Portfolio

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests†	98.1%

Consumer Discretionary	17.3%

Auto Components	0.3%
Spartan Motors Inc.		43,300	$490,589

Distributors	0.0%
Core-Mark Holding Co. Inc.		2,800	72,968	A

Diversified Consumer Services	0.7%
Lincoln Educational Services		29,700	621,621	A
Pre-Paid Legal Services Inc.		5,200	226,668	A
Steiner Leisure Ltd.		16,638	507,958	A

			1,356,247

Hotels, Restaurants and Leisure	3.3%
AFC Enterprises Inc.		1,600	10,800	A
Ambassadors Group Inc.		6,700	92,259
Ameristar Casinos Inc.		16,086	306,117
Bally Technologies Inc., Class A		15,800	472,736	A
Carrols Restaurant Group Inc.		5,490	36,563	A
CEC Entertainment Inc.		34,647	1,021,394	A
Isle of Capri Casinos Inc.		16,100	214,452	A
Jack in the Box Inc.		39,830	894,183	A
Papa John’s International Inc.		17,000	421,430	A
Ruby Tuesday Inc.		8,300	55,278	A
WMS Industries Inc.		71,030	2,238,155	A
Youbet.com Inc.		51,300	169,290	A

			5,932,657

Household Durables	0.5%
Beazer Homes USA Inc.		135,600	248,148	A
Hovnanian Enterprises Inc.		267,950	632,362	A

			880,510

Internet and Catalog Retail	0.3%
PetMed Express Inc.		35,540	534,166	A

Leisure Equipment and Products	0.3%
Polaris Industries Inc.		19,300	619,916

Media	0.9%
Carmike Cinemas Inc.		12,500	104,750
Marvel Entertainment Inc.		43,500	1,548,165	A

			1,652,915

Semi-Annual Report to Shareholders

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued

Consumer Discretionary—Continued

Multiline Retail	0.8%
Big Lots Inc.		70,550	$1,483,667	A

Specialty Retail	5.9%
Aaron Rents Inc.		10,310	307,444
Aeropostale Inc.		64,495	2,210,244	A
Cabela’s Inc.		9,200	113,160	A
Chico’s FAS Inc.		150,500	1,464,365	A
Genesco Inc.		19,000	356,630	A
Gymboree Corp.		18,766	665,818	A
Jos. A Bank Clothiers Inc.		21,800	751,228	A
Kirkland’s Inc.		31,400	377,114	A
Rent-A-Center Inc.		68,991	1,230,109	A
The Buckle Inc.		26,925	855,407
The Children’s Place Retail Stores Inc.		5,200	137,436	A
The Dress Barn Inc.		14,000	200,200	A
The Finish Line Inc.		91,900	681,898
Tractor Supply Co.		33,990	1,404,467	A

			10,755,520

Textiles, Apparel and Luxury Goods	4.3%
Carter’s Inc.		60,130	1,479,799	A
FGX International Holdings Ltd.		21,050	239,549	A
Fossil Inc.		39,200	943,936	A
G-III Apparel Group Ltd.		16,100	184,989	A
Oxford Industries Inc.		56,499	658,214
Steven Madden Ltd.		42,200	1,073,990	A
True Religion Apparel Inc.		36,900	822,870	A
UniFirst Corp.		31,840	1,183,493
Wolverine World Wide Inc.		57,884	1,276,921

			7,863,761

Consumer Staples	1.6%

Food and Staples Retailing	0.9%
The Pantry Inc.		38,050	631,630	A
United Natural Foods Inc.		38,410	1,008,263	A

			1,639,893

Food Products	0.0%
Overhill Farms Inc.		100	527	A

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Batterymarch U.S. Small Capitalization Equity Portfolio—Continued

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued

Consumer Staples—Continued

Personal Products	0.7%
American Oriental Bioengineering Inc.		148,760	$786,940	A
Nu Skin Enterprises Inc.		5,900	90,270
Prestige Brands Holdings Inc.		60,800	373,920	A

			1,251,130

Energy	7.8%

Energy Equipment and Services	2.7%
Dawson Geophysical Co.		25,462	760,041	A
Geokinetics Inc.		13,939	190,267	A
Gulf Island Fabrication Inc.		407	6,443
Hercules Offshore Inc.		71,000	281,870	A
Lufkin Industries Inc.		20,234	850,840
Oil States International Inc.		40,000	968,400	A
Tetra Tech Inc.		31,725	908,921	A
Tetra Technologies Inc.		115,100	916,196	A

			4,882,978

Oil, Gas and Consumable Fuels	5.1%
Bill Barrett Corp.		29,850	819,681	A
CVR Energy Inc.		114,949	842,576	A
International Coal Group Inc.		285,275	815,887	A
Rosetta Resources Inc.		71,660	627,025	A
Stone Energy Corp.		75,600	568,000	A
Sunoco Logistics Partners LP		11,400	618,108
Syntroleum Corp.		130,800	289,068	A
Uranium Energy Corp.		24,300	70,470	A
VAALCO Energy Inc.		135,102	571,481	A
Venoco Inc.		50,100	384,267	A
Western Refining Inc.		112,900	797,074	A
World Fuel Services Corp.		72,513	2,989,711

			9,393,348

Financials	15.8%

Commercial Banks	4.6%
Bank of Hawaii Corp.		18,520	663,572
Bank of Marin Bancorp		1,400	37,730
Bank of the Ozarks Inc.		30,310	655,605
Camden National Corp.		3,300	112,299
City Holding Co.		20,464	621,287

Semi-Annual Report to Shareholders

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued

Financials—Continued

Commercial Banks—Continued
CVB Financial Corp.		39,770	$237,427
FirstMerit Corp.		78,209	1,327,989
Great Southern Bancorp Inc.		10,300	211,665
NBT Bancorp Inc.		37,080	805,007
Oriental Financial Group Inc.		66,600	646,020
Southside Bancshares Inc.		3,675	84,047
Sterling Bancorp		14,400	120,240
Tompkins Financial Corp.		8,150	390,792
TriCo Bancshares		19,250	298,375
UMB Financial Corp.		38,810	1,475,168
Westamerica Bancorporation		14,800	734,228

			8,421,451

Consumer Finance	2.4%
Cash America International Inc.		60,243	1,409,084
Dollar Financial Corp.		116,670	1,608,879	A
EZCORP Inc.		133,100	1,434,818	A

			4,452,781

Diversified Financial Services	0.4%
Interactive Brokers Group Inc.		44,406	689,625	A

Insurance	3.0%
American Equity Investment Life Holding Co.		154,580	862,557
Amtrust Financial Services Inc.		24,800	282,720
Aspen Insurance Holdings Ltd.		101,400	2,265,276
CNA Surety Corp.		36,100	486,989	A
Conseco Inc.		284,825	675,035	A
Hallmark Financial Services Inc.		5,000	35,750	A
Infinity Property and Casualty Corp.		8,970	327,046
National Financial Partners Corp.		60,000	439,200

			5,374,573

Real Estate Investment Trusts (REITs)	4.3%
Agree Realty Corp.		5,000	91,650
American Capital Agency Corp.		25,370	582,749
Anworth Mortgage Asset Corp.		172,050	1,240,481
Ashford Hospitality Trust		280,220	787,418
Associated Estates Realty Corp.		16,300	97,148
Corporate Office Properties Trust		5,700	167,181

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Batterymarch U.S. Small Capitalization Equity Portfolio—Continued

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued

Financials—Continued

Real Estate Investment Trusts (REITs)—Continued
Getty Realty Corp.		33,690	$635,730
Hatteras Financial Corp.		31,990	914,594
MFA Financial Inc.		123,500	854,620
NorthStar Realty Finance Corp.		145,400	411,482
PS Business Parks Inc.		4,000	193,760
Senior Housing Properties Trust		54,720	893,031
Tanger Factory Outlet Centers Inc.		31,498	1,021,480

			7,891,324

Thrifts and Mortgage Finance	1.1%
Danvers Bancorp Inc.		26,330	354,138
First Defiance Financial Corp.		4,387	57,031
MGIC Investment Corp.		142,292	626,085
NASB Financial Inc.		1,500	42,900
OceanFirst Financial Corp.		4,500	53,865
Provident New York Bancorp		47,980	389,598
Tree.com Inc.		5,700	54,720	A
TrustCo Bank Corp. NY		40,770	240,951
United Financial Bancorp Inc.		9,700	134,054

			1,953,342

Health Care	17.3%

Biotechnology	4.5%
Alkermes Inc.		106,660	1,154,061	A
Cubist Pharmaceuticals Inc.		111,901	2,051,145	A
Enzon Pharmaceuticals Inc.		18,700	147,169	A
Martek Biosciences Corp.		86,900	1,837,935
Myriad Genetics Inc.		14,550	518,708	A
Myriad Genetics Inc.		7,638	35,514	A
OSI Pharmaceuticals Inc.		31,995	903,219	A
PDL BioPharma Inc.		167,450	1,322,855
ZymoGenetics Inc.		64,064	294,694	A

			8,265,300

Health Care Equipment and Supplies	4.2%
ICU Medical Inc.		17,180	706,957	A
Invacare Corp.		101,436	1,790,345
Kensey Nash Corp.		34,040	892,188	A
Merit Medical Systems Inc.		28,800	469,440	A
Sirona Dental Systems Inc.		82,150	1,642,179	A

Semi-Annual Report to Shareholders

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued

Health Care—Continued

Health Care Equipment and Supplies—Continued
STERIS Corp.		83,859	$2,187,043

			7,688,152

Health Care Providers and Services	4.8%
Amedisys Inc.		39,871	1,316,540	A
AMERIGROUP Corp.		80,555	2,162,902	A
Catalyst Health Solutions Inc.		41,716	1,040,397	A
Centene Corp.		84,770	1,693,704	A
Emergency Medical Services Corp.		18,140	667,915	A
Healthspring Inc.		93,300	1,013,238	A
Kindred Healthcare Inc.		8,510	105,269	A
Molina Healthcare Inc.		29,580	707,554	A

			8,707,519

Life Sciences Tools and Services	1.4%
Bio-Rad Laboratories Inc.		15,212	1,148,202	A
Dionex Corp.		15,740	960,612	A
Varian Inc.		12,700	500,761	A

			2,609,575

Pharmaceuticals	2.4%
Medicis Pharmaceutical Corp.		1,940	31,661
Noven Pharmaceuticals Inc.		7,100	101,530	A
Par Pharmaceutical Cos. Inc.		27,371	414,671	A
Questcor Pharmaceuticals Inc.		112,500	562,500	A
Spectrum Pharmaceuticals Inc.		29,830	228,200	A
The Medicines Co.		52,383	439,493	A
Valeant Pharmaceuticals International		83,675	2,152,121	A
ViroPharma Inc.		66,050	391,676	A

			4,321,852

Industrials	13.3%

Aerospace and Defense	0.3%
American Science and Engineering Inc.		6,700	463,104
Triumph Group Inc.		3,709	148,360

			611,464

Airlines	1.1%
Allegiant Travel Co.		21,050	834,422	A
Hawaiian Holdings Inc.		108,250	651,665	A

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Batterymarch U.S. Small Capitalization Equity Portfolio—Continued

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued

Industrials—Continued

Airlines—Continued
Republic Airways Holdings Inc.		83,085	$542,545	A

			2,028,632

Building Products	0.2%
Ameron International Corp.		200	13,408
Apogee Enterprises Inc.		31,890	392,247

			405,655

Commercial Services and Supplies	3.5%
Comfort Systems USA Inc.		182,063	1,866,146
Consolidated Graphics Inc.		9,400	163,748	A
Kimball International Inc.		27,560	171,974
Knoll Inc.		118,400	897,472
North American Galvanizing and Coating Inc.		9,510	57,631	A
Sykes Enterprises Inc.		99,908	1,807,336	A
TeleTech Holdings Inc.		91,720	1,389,558	A

			6,353,865

Construction and Engineering	2.7%
EMCOR Group Inc.		61,010	1,227,521	A
Granite Construction Inc.		26,240	873,267
MasTec Inc.		79,986	937,436	A
Michael Baker Corp.		21,250	900,150	A
Pike Electric Corp.		79,000	951,950	A

			4,890,324

Industrial Conglomerates	0.2%
Tredegar Corp.		22,850	304,362

Machinery	2.3%
Blount International Inc.		46,540	400,709	A
Chart Industries Inc.		36,540	664,297	A
CIRCOR International Inc.		19,660	464,173
Columbus McKinnon Corp.		57,000	721,050	A
L.B. Foster Co.		57,100	1,716,997	A
Robbins and Myers Inc.		18,296	352,198

			4,319,424

Marine	0.1%
Ultrapetrol Bahamas Ltd.		22,200	98,346	A

Semi-Annual Report to Shareholders

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued

Industrials—Continued

Professional Services	0.5%
Administaff Inc.		36,830	$857,034

Road and Rail	1.6%
Avis Budget Group Inc.		168,296	950,873	A
Dollar Thrifty Automotive Group Inc.		96,800	1,350,360	A
Marten Transport Ltd.		30,790	639,200	A

			2,940,433

Trading Companies and Distributors	0.8%
Beacon Roofing Supply Inc.		92,100	1,331,766	A
DXP Enterprises Inc.		16,760	192,237	A

			1,524,003

Information Technology	16.0%

Communications Equipment	4.5%
3Com Corp.		664,618	3,130,351	A
Arris Group Inc.		209,630	2,549,101	A
Avocent Corp.		126,216	1,761,975	A
Powerwave Technologies Inc.		435,465	701,099	A

			8,142,526

Computers and Peripherals	0.8%
Synaptics Inc.		40,250	1,555,662	A

Electronic Equipment, Instruments & Components	0.8%
Brightpoint Inc.		99,040	620,981	A
Multi-Fineline Electronix Inc.		19,900	425,860	A
SYNNEX Corp.		19,760	493,802	A

			1,540,643

Internet Software and Services	2.4%
Earthlink Inc.		127,920	947,887	A
j2 Global Communications Inc.		11,750	265,080	A
Liquidity Services Inc.		35,800	352,988	A
SonicWALL Inc.		48,730	267,041	A
United Online Inc.		222,324	1,447,329
VistaPrint Ltd.		22,900	976,685	A
Web.com Group Inc.		11,570	65,139	A

			4,322,149

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Batterymarch U.S. Small Capitalization Equity Portfolio—Continued

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued

Information Technology—Continued

IT Services	1.5%
Ciber Inc.		134,900	$418,190	A
CSG Systems International Inc.		84,840	1,123,282	A
Global Cash Access Holdings Inc.		16,000	127,360	A
Ness Technologies Inc.		37,400	146,234	A
Sapient Corp.		146,869	923,806	A
StarTek Inc.		12,300	98,646	A

			2,837,518

Semiconductors and Semiconductor Equipment	1.9%
Actel Corp.		33,050	354,626	A
Cirrus Logic Inc.		28,900	130,050	A
Conexant Systems Inc.		81,400	118,844	A
Entegris Inc.		179,908	489,350	A
MIPS Technologies Inc.		53,650	160,950	A
Sigma Designs Inc.		41,393	663,944	A
Ultratech Inc.		29,089	358,086	A
Volterra Semiconductor Corp.		28,100	369,234	A
Zoran Corp.		73,508	801,237	A

			3,446,321

Software	4.1%
Actuate Corp.		14,000	66,920	A
JDA Software Group Inc.		58,150	869,924	A
Net 1 UEPS Technologies Inc.		37,300	506,907	A
Progress Software Corp.		49,182	1,041,183	A
Quest Software Inc.		104,950	1,463,003	A
SPSS Inc.		12,900	430,473	A
Storagenetworks Inc.		981,378	1	B
Sybase Inc.		75,761	2,374,350	A
TeleCommunication Systems Inc.		92,360	656,679	A

			7,409,440

Materials	4.0%

Chemicals	1.8%
Hawkins Inc.		7,740	174,769
Innophos Holdings Inc.		59,910	1,011,880
Koppers Holdings Inc.		62,179	1,639,660
Spartech Corp.		12,200	112,118
Terra Industries Inc.		17,050	412,951

			3,351,378

Semi-Annual Report to Shareholders

	% OF NET ASSETS	SHARES	VALUE

Common Stocks and Equity Interests—Continued

Materials—Continued

Containers and Packaging	1.9%
Greif Inc.		36,307	$1,605,496
Rock-Tenn Co.		46,950	1,791,612

			3,397,108

Paper and Forest Products	0.3%
Louisiana-Pacific Corp.		152,081	520,117	A

Telecommunication Services	1.7%

Diversified Telecommunication Services	1.2%
Cincinnati Bell Inc.		525,058	1,491,165	A
Premiere Global Services Inc.		67,500	731,700	A

			2,222,865

Wireless Telecommunication Services	0.5%
USA Mobility Inc.		49,600	632,896
Virgin Mobile USA Inc.		66,720	268,214	A

			901,110

Utilities	3.3%

Electric Utilities	1.6%
El Paso Electric Co.		110,850	1,547,466	A
UIL Holdings Corp.		39,065	877,010
Unisource Energy Corp.		16,950	449,853
Unitil Corp.		2,240	46,188

			2,920,517

Gas Utilities	0.2%
New Jersey Resources Corp.		13,400	496,336

Multi-Utilities	1.5%
Avista Corp.		80,850	1,439,938
NorthWestern Corp.		55,150	1,255,214

			2,695,152

Total Common Stocks and Equity Interests (Cost—$195,906,429)			179,278,670
Total Investments (Cost—$195,906,429)C	98.1%		179,278,670
Other Assets Less Liabilities	1.9%		3,516,488

Net Assets	100.0%		$182,795,158

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Batterymarch U.S. Small Capitalization Equity Portfolio—Continued

† Under the Statement of Financial Accounting Standard No. 157, all securities are deemed Level 1. Please refer to Note 1 of the Notes to Schedule of Investments.

A	Non-income producing.
B	Illiquid security valued at fair value under the procedures approved by the Board of Directors.
C

Aggregate cost for federal income tax purposes is substantially the same as book cost. At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$17,843,418
Gross unrealized depreciation	(34,471,177)

Net unrealized depreciation	$(16,627,759)

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Batterymarch U.S. Small Capitalization Equity Portfolio

Assets:
Investment securities at market value (Cost—$195,906,429)		$179,278,670
Cash		3,968,514
Receivable for securities sold		1,711,539
Receivable for fund shares sold		277,292
Dividends receivable		154,612

Total assets		185,390,627

Liabilities:
Payable for securities purchased	$2,225,738
Payable for fund shares repurchased	115,746
Accrued management fee	105,512
Accrued directors fees	17,946
Accrued distribution and service fees	7,603
Accrued expenses	122,924

Total liabilities		2,595,469

Net Assets		$182,795,158

Net assets consist of:
Accumulated paid-in-capital		$280,262,868
Undistributed net investment income		180,929
Accumulated net realized loss on investments		(81,020,880)
Net unrealized depreciation of investments		(16,627,759)

Net Assets		$182,795,158

Net Asset Value Per Share:
Class A1 (2,689,352 shares outstanding)		$6.08
Class C1,2 (801,397 shares outstanding)		$6.06
Institutional Class (26,521,024 shares outstanding)		$6.07
Financial Intermediary Class (80,757 shares outstanding)		$5.96

Maximum Public Offering Price Per Share:
Class A (based on a maximum initial sales charge of 5.75%)		$6.45

[1]	For the period February 5, 2009 (commencement of operations) to June 30, 2009.
[2]	Redemption Price Per Share is NAV of Class C shares reduced by 1.00% CDSC if shares are redeemed within one year from purchase payment.

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Operations

For the Six Months Ended June 30, 2009 (Unaudited)

Batterymarch U.S. Small Capitalization Equity Portfolio

Investment Income:
Dividends	$1,067,140
Interest	751
Less: Foreign taxes withheld	(529)

Total income		$1,067,362

Expenses:
Management fees	531,925
Distribution and service fees:
Class AA	3,429
Class CA	4,113
Financial Intermediary Class	537
Audit and legal fees	31,982
Custodian fees	20,025
Directors’ fees and expenses	19,695
Registration fees	15,292
Reports to shareholders:
Class AA	2,497
Class CA	2,262
Institutional Class	50,052
Financial Intermediary Class	132
Transfer agent and shareholder servicing expense:
Class AA	1,249
Class CA	13
Institutional Class	7,654
Financial Intermediary Class	543
Other expenses	21,468

	712,868
Less: Fee waivers and/or expense reimbursements	(2,127)

Net expenses		710,741

Net Investment Income		356,621

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(26,817,191)
Change in unrealized appreciation/(depreciation) of investments	29,979,091

Net Realized and Unrealized Gain on Investments		3,161,900

Change in Net Assets Resulting From Operations		$3,518,521

A	For the period February 5, 2009 (commencement of operations) to June 30, 2009.

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Changes in Net Assets

Batterymarch U.S. Small Capitalization Equity Portfolio

	FOR THE SIX MONTHS ENDED JUNE 30, 2009	FOR THE YEAR ENDED DECEMBER 31, 2008
Change in Net Assets:	(Unaudited)
Net investment income	$356,621	$383,837
Net realized loss	(26,817,191)	(45,122,297)
Change in unrealized appreciation/(depreciation)	29,979,091	(69,852,109)

Change in net assets resulting from operations	3,518,521	(114,590,569)
Distributions to shareholders from:
Net investment income:
Institutional Class	(314,121)	(364,644)
Net realized gain on investments:
Institutional Class	—	(1,877,348)
Financial Intermediary Class	—	(3,929)
Change in net assets from fund share transactions:
Class AA	16,023,118	N/A
Class CA	4,753,236	N/A
Institutional Class	(6,245,878)	(78,496,262)
Financial Intermediary Class	51,111	84,366

Change in net assets	17,785,987	(195,248,386)

Net Assets:
Beginning of period	165,009,171	360,257,557

End of period	$182,795,158	$165,009,171

Undistributed net investment income	$180,929	$215,735

N/A—Not Applicable

A	For the period February 5, 2009 (commencement of operations) to June 30, 2009.

See notes to financial statements.

Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding:

Class A:

	SIX MONTHS ENDED JUNE 30, 2009A
	(Unaudited)
Net asset value, beginning of period	$5.53

Investment operations:
Net investment loss	(0.01	)B
Net realized and unrealized gain	.56

Total from investment operations	.55

Net asset value, end of period	$6.08

Total returnC	9.95%

Ratios to Average Net Assets:D
Total expenses	1.33	%E
Expenses net of waivers, if any	1.33	%E
Expenses net of all reductions	1.33	%E
Net investment loss	(0.25	)%E

Supplemental Data:
Portfolio turnover rate	29.9	%C

Net assets, end of period (in thousands)	$16,345

A	For the period February 6, 2009 (commencement of operations) to June 30, 2009.
B	Computed using average daily shares outstanding.
C

Performance figures, exclusive of sales charges, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

Semi-Annual Report to Shareholders

Financial Highlights—Continued

Batterymarch U.S. Small Capitalization Equity Portfolio

For a share of each class of capital stock outstanding:

Class C:

	SIX MONTHS ENDED JUNE 30, 2009A
	(Unaudited)
Net asset value, beginning of period	$5.53

Investment operations:
Net investment loss	(.03	)B
Net realized and unrealized gain	.56

Total from investment operations	.53

Net asset value, end of period	$6.06

Total returnC	9.58%

Ratios to Average Net Assets:D
Total expenses	2.36	%E
Expenses net of waivers, if any	2.36	%E
Expenses net of all reductions	2.36	%E
Net investment loss	(1.28	)%E

Supplemental Data:
Portfolio turnover rate	29.9	%C

Net assets, end of period (in thousands)	$4,857

A	For the period February 5, 2009 (commencement of operations) to June 30, 2009.
B	Computed using average daily shares outstanding.
C

Performance figures, exclusive of CDSC, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

Semi-Annual Report to Shareholders

Financial Highlights

Batterymarch U.S. Small Capitalization Equity Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	SIX MONTHS ENDED JUNE 30, 2009		YEAR ENDED DECEMBER 31, 2008		PERIOD ENDED DECEMBER 31, 2007A		YEARS ENDED MARCH 31,
							2007		2006	2005	2004
	(Unaudited)
Net asset value, beginning of period	$5.95		$9.60		$11.48		$12.43		$11.61	$11.90	$8.09

Investment operations:
Net investment income	.01	B	.02	B	.02	B	.02	B	.02	.01	.01
Net realized and unrealized gain/(loss)	.12		(3.59)		(.39)		.05		2.21	.58	4.05

Total from investment operations	.13		(3.57)		(.37)		.07		2.23	.59	4.06

Distributions from:
Net investment income	(.01)		(.01)		(.01)		(.01)		(.02)	(.01)	(.02)
Net realized gain on investments	—		(.07)		(1.50)		(1.01)		(1.39)	(.87)	(.23)

Total distributions	(.01)		(.08)		(1.51)		(1.02)		(1.41)	(.88)	(.25)

Net asset value, end of period	$6.07		$5.95		$9.60		$11.48		$12.43	$11.61	$11.90

Total returnC	2.23%		(37.49)%		(3.58)%		.88%		20.95%	5.87%	50.52%

Ratios to Average Net Assets:D
Total expenses	.92	%E	.84%		.79	%E	.79%		.75%	.76%	.81%
Expenses net of waivers, if any	.92	%E,F	.84%		.79	%E	.79%		.75%	.76%	.81%
Expenses net of all reductions	.92	%E,F	.84%		.79	%E	.79%		.75%	.76%	.81%
Net investment income	.49	%E	.22%		.28	%E	.17%		.16%	.13%	.15%

Supplemental Data:
Portfolio turnover rate	29.9	%C	92.9%		46.5	%C	84.7%		152.9%	175.0%	141.1%

Net assets, end of period (in thousands)	$161,111		$164,591		$359,703		$556,288		$962,303	$667,045	$565,130

A	For the period April 1, 2007 to December 31, 2007.
B	Computed using average daily shares outstanding.
C

Performance figures, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any contractual expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any contractual expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, contractual expense waivers and/or expense reimbursements.

E	Annualized.
F

As a result of a contractual expense limitation, until April 30, 2010, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Institutional Class shares will not exceed 0.95%.

See notes to financial statements.

Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding:

Financial Intermediary Class:

	SIX MONTHS ENDED JUNE 30, 2009		YEAR ENDED DECEMBER 31, 2008		PERIOD ENDED DECEMBER 31, 2007A		YEARS ENDED MARCH 31,
							2007		2006	2005	2004
	(Unaudited)
Net asset value, beginning of period	$5.83		$9.43		$11.33		$12.32		$11.56	$11.88	$8.09

Investment operations:
Net investment income/(loss)	.01	B	(.01	)B	(.01	)B	(.02	)B	(.04)	(.03)	(.01)
Net realized and unrealized gain/(loss)	.12		(3.52)		(.39)		.04		2.19	.58	4.03

Total from investment operations	.13		(3.53)		(.40)		.02		2.15	.55	4.02

Distributions from:
Net investment income	—		—		—		—		—	—	(.00	)C
Net realized gain on investments	—		(.07)		(1.50)		(1.01)		(1.39)	(.87)	(.23)

Total distributions	—		(.07)		(1.50)		(1.01)		(1.39)	(.87)	(.23)

Net asset value, end of period	$5.96		$5.83		$9.43		$11.33		$12.32	$11.56	$11.88

Total returnD	2.23%		(37.72)%		(3.91)%		.43%		20.29%	5.42%	50.01%

Ratios to Average Net Assets:E
Total expenses	1.41	%F	1.34%		2.12	%F	1.30%		1.22%	1.20%	1.06%
Expenses net of waivers, if any	1.20	%F,G	1.19%		1.20	%F	1.20%		1.20%	1.20%	1.06%
Expenses net of all reductions	1.20	%F,G	1.19%		1.20	%F	1.20%		1.20%	1.20%	1.06%
Net investment income (loss)	.23	%F	(.08)%		(.13	)%F	(.20)%		(.28)%	(.31)%	(.33)%

Supplemental Data:
Portfolio turnover rate	29.9	%D	92.9%		46.5	%D	84.7%		152.9%	175.0%	141.1%

Net assets, end of period (in thousands)	$482		$418		$555		$673		$11,150	$11,031	$11,286

A	For the period April 1, 2007 to December 31, 2007.
B	Computed using average daily shares outstanding.
C	Amount less than $.01 per share.
D

Performance figures, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any contractual expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any contractual expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, contractual expense waivers and/or expense reimbursements.

F	Annualized.
G

As a result of a contractual expense limitation, until April 30, 2010, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Financial Intermediary Class shares will not exceed 1.20%.

See notes to financial statements.

Semi-Annual Report to Shareholders

Notes to Financial Statements

(Unaudited)

1. Organization and Significant Accounting Policies:

Legg Mason Charles Street Trust, Inc. (“Corporation”), of which Batterymarch U.S. Small Capitalization Equity Portfolio (“Fund”) is a separate series, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified management investment company.

The Fund currently offers four classes of shares: Class A, Class C, Institutional Class and Financial Intermediary Class. The income and expenses of the Fund are allocated proportionately to each class based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Class A, Class C and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. Class A and Class C commenced operations on February 5, 2009.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 24, 2009, the issuance date of the financial statements.

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Directors. The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for reporting methods of measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Corporation’s Board of Directors.

If a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s adviser to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Semi-Annual Report to Shareholders

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks and Equity Interests‡	$179,278,669	—	$1	$179,278,670

‡	See Portfolio of Investments for additional detailed categorizations.

Following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks and Equity Interests Information Technology	Total
Investments in Securities
Balance as of December 31, 2008	—	—
Accrued premiums/discounts	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	$1	$1
Balance as of June 30, 2009	1	1
Net unrealized appreciation (depreciation) for investments in securities still held at June 30, 2009	$1	$1	[1]

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the six months ended June 30, 2009, security transactions (excluding short-term investments) were as follows:

Purchases	Proceeds From Sales
$46,530,449	$59,445,729

Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian, acting on the Fund’s behalf, or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market daily in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

income, if available, are determined at the class level and paid annually. Distributions from net realized capital gains, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary, in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations which may differ from GAAP. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and/or gains available for distribution under federal income tax regulations.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Redemption In-Kind

The Fund under certain conditions may redeem its shares in-kind by distributing portfolio securities rather than making cash payment. Gains and losses realized on redemption in-kind transactions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid in-capital. During the six months ended June 30, 2009, the Fund did not have any redemptions in-kind.

Subscription In-Kind

The Fund under certain conditions may accept portfolio securities rather than cash as payment for the purchase of fund shares. The cost basis of contributed securities is equal to the market value of securities on the date of contribution. There are no gains or losses recognized by the Fund and there are no tax consequences on subscription in-kind transactions. During the six months ended June 30, 2009, the Fund received securities as payment for Fund shares in the amount of $3,849,569.

Market Price Risk

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications

GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Semi-Annual Report to Shareholders

Capital Loss Carryforward

As of December 31, 2008, the Fund had a net capital loss carryforward of approximately $27,454,942, all of which expires in 2016. This amount will be available to offset any future taxable capital gains.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board (“FASB”) of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2009, the Fund did not invest in any derivative instruments.

4. Transactions With Affiliates:

The Fund has an investment management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to the agreement, LMFA provides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

Batterymarch Financial Management, Inc. (“Batterymarch”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with LMFA. The investment adviser is responsible, subject to the general supervision of the Board of Directors and LMFA, for the actual investment activity of the Fund. To the extent LMFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMFA will pay Batterymarch the entire management fee it receives from the Fund.

LMFA has contractually agreed, until April 30, 2010, to waive its fees and reimburse other expenses in any month to the extent the Fund’s expenses, as a percentage of average daily net assets (exclusive of taxes, interest, brokerage and extraordinary expenses), exceed during that month the annual rate of 0.95% for the Institutional Class and 1.20% for the Financial Intermediary Class. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Fund to LMFA to the extent that, during the next three fiscal years, the repayment will not cause the Fund’s expenses to exceed the limits stated above, if any, imposed by LMFA at that time. Pursuant to this agreement, at June 30, 2009, management and distribution and service fees waived or reimbursed in the amount of $11,513 remain subject to repayment by the Fund.

Legg Mason Investor Services, LLC (“LMIS”) serves as the distributor of the Fund. The Rule 12b-1 plan for the Financial Intermediary Class of the Fund provides for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% of the Class’s average daily net assets subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under this plan of 0.25% of average daily net assets.

Class A	0.25%
Class C	1.00%
Financial Intermediary Class	0.25%

The Board of Directors has approved the substitution of Legg Mason Partners Funds Advisor, LLC (“LMPFA”) for LMFA. Effective upon the substitution, LMPFA will assume the rights and responsibilities of LMFA under its management agreement with the Fund including all of the responsibilities to the Fund described in the Fund’s prospectus. This substitution is expected to occur in the third quarter of 2009.

Batterymarch, LMFA, LMPFA and LMIS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

There is a maximum initial sales charge of 5.75% for Class A shares. Class A shares have a 1.00% CDSC, which applies to certain redemptions made within 12 months following purchase of $1,000,000 or more without an initial sales charge. On February 1, 2009, Class C shares began to charge a contingent deferred sales charge (“CDSC”) of 1.00% for shares bought by investors on or after that date, which applies if shares are redeemed within one year from purchase payment.

During the six months ended June 30, 2009, LMIS and its affiliates did not receive sales charges on sales of Class A shares. In addition, for the six months ended June 30, 2009, there were no CDSCs paid to LMIS and its affiliates on Class C shares.

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

5. Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the six months ended June 30, 2009.

6. Fund Share Transactions:

At June 30, 2009, there there were 500 million shares authorized at $0.001 par value for each of the Class A, Class C, Institutional and Financial Intermediary Classes shares of the Fund. Share transactions were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
Class A1
Shares sold	8,197	$48,764	—	—
Shares repurchased	(90,196)	(545,741)	—	—
Shares issued with merger	2,771,351	16,520,095	—	—

Net Increase	2,689,352	$16,023,118	—	—

Class C1
Shares sold	1,808	$10,001	—	—
Shares repurchased	(58,232)	(359,883)	—	—
Shares issued with merger	857,821	5,103,118	—	—

Net Increase	801,397	$4,753,236	—	—

Institutional Class
Shares sold	2,372,459	$12,458,720	7,037,763	$57,164,812
Shares issued on reinvestment	54,916	314,122	245,563	2,241,992
Shares repurchased	(3,586,275)	(19,018,720)	(17,085,498)	(137,903,066)

Net Decrease	(1,158,900)	$(6,245,878)	(9,802,172)	$(78,496,262)

Financial Intermediary Class
Shares sold	10,994	$61,784	17,549	$122,672
Shares issued on reinvestment	—	—	438	3,929
Shares repurchased	(1,931)	(10,673)	(5,152)	(42,235)

Net Increase	9,063	$51,111	12,835	$84,366

[1]	For the period February 5, 2009 (commencement of operations) to June 30, 2009.

7. Transfer of Net Assets

On May 29, 2009, the Fund acquired the assets and certain liabilities of Legg Mason Partners Small Cap Core Fund, (the “Acquired Fund”) pursuant to a plan of reorganization approved by shareholders of the Acquired Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Partners Small Cap Core Fund	3,629,172	21,623,213	159,472,634

Semi-Annual Report to Shareholders

The total net assets of the Legg Mason Partners Small Cap Core Fund before acquisition included unrealized depreciation of $(1,906,331), accumulated net realized loss of $(8,676,781) and overdistributed net investment income of $(77,306). Total net assets of the Fund immediately after the transfer were $181,095,847. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Batterymarch U.S. Small Capitalization Equity Portfolio

Investment Manager

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Adviser

Batterymarch Financial Management, Inc.

Boston, MA

Transfer Agent

Boston Financial Data Services Inc.

Quincy, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K & L Gates LLP

Washington, DC

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

Information about the policies and procedures that Batterymarch U.S. Small Capitalization Equity Portfolio uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-888-425-6432 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Information regarding how Batterymarch U.S. Small Capitalization Equity Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or on the Fund’s website at www.leggmason.com/individualinvestors.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this fund, visit www.leggmason.com/individualinvestors. or any other Legg Mason fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

100 Light Street

P.O. Box 17635

Baltimore, MD 21297-1635

888-425-6432

LMF-854/S (8/09) SR09-889	BATX010568

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert

Not applicable.

Item 4.	Principal Accounting Fees and Services

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within

90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable for semiannual reports.

(a)	(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer are attached.

(a)	(3)	Not applicable.

(b)		Separate certifications for the Registrant’s principal executive officer and principal financial officer are attached.

The certifications provided pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Charles Street Trust, Inc.

By:	David R. Odenath
David R. Odenath
President, Legg Mason Charles Street Trust, Inc.
Date: September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	David R. Odenath
David R. Odenath
President, Legg Mason Charles Street Trust, Inc.
Date: September 3, 2009

By:	Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer and Treasurer, Legg Mason Charles Street Trust, Inc.
Date: September 3, 2009